[USAA                        USAA MUTUAL FUND, INC.
EAGLE                   SUPPLEMENT DATED JANUARY 3, 2006
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2005



     DELETE THE THIRD AND FOURTH PARAGRAPHS UNDER "SUBADVISORY AGREEMENTS" ON PAGE 41 AND REPLACE WITH THE FOLLOWING INFORMATION.

     For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Manager (not the
Fund) pays Marsico a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico manages. Bank of America Corporation (BOA), either individually or through its subsidiaries, owns 100% of Marsico. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

     For the Growth Fund, the Manager has entered into Subadvisory Agreements with Marsico and Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the Fund) pays Marsico a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico manages. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group.

DELETE THE FIRST FULL PARAGRAPH UNDER "SUBADVISORY AGREEMENTS" ON PAGE 42 AND REPLACE WITH THE FOLLOWING INFORMATION.

     For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA Funds' assets investible in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investible in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie
A. Gabriel, John R. Ryan, and Perry M. Traquina.


DELETE THE FIRST SENTENCE UNDER "CONFLICTS OF INTEREST" UNDER THE HEADING BHMS ON PAGE 51 AND REPLACE WITH THE FOLLOWING INFORMATION.

CONFLICTS OF INTEREST: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


                                                                      53134-0106